Subsequent Event	3 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent Event
Note 13. Subsequent Event
Pending Acquisition of Flagstar Bancorp, Inc.
On April 26, 2021, the Company announced that it had entered into a definitive merger agreement under which we would acquire Flagstar Bancorp, Inc. (“Flagstar”) in a 100% stock transaction valued at the time at $2.6 billion. Under terms of the agreement, which was unanimously approved by the Boards of Directors of both companies, Flagstar shareholders will receive 4.0151 shares of New York Community common stock for each Flagstar share they own. Following completion of the transaction, New York Community shareholders are expected to own 68% of the combined company, while Flagstar shareholders are expected to own 32% of the combined company. The new company will have over $87 billion in total assets, operate nearly 400 traditional branches in nine states, and 87 retail home lending offices across a
28-state
footprint. It will have its headquarters on Long Island, N.Y. with regional headquarters in Troy, Michigan, including Flagstar’s mortgage operations. The transaction is expected to close in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions, including the receipt of the requisite regulatory approvals and approval by the shareholders of each company.